Employee Retirement Plan	12 Months Ended
Oct. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Employee Retirement Plan

16.  EMPLOYEE RETIREMENT PLAN

The Company has a defined contribution 401(k) plan covering all eligible employees. The Company had no charge to operations for contributions to the retirement plan for the years ended October 31, 2016 and 2015. Certain stockholders and key employees of the Company serve as trustees of the plan. The Company believes that the operation of its 401k plan may not be in compliance with certain plan provisions. The Company is currently assessing what corrective actions may be needed to be taken to bring the plan back into compliance. The Company has recorded a liability for the estimated cost of correcting any plan deficiencies, including additional plan contributions, if required.